CERTIFICATION UNDER SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Colonial Trust Company (the "Company") on Form 10-KSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John K. Johnson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  John K. Johnson

John K. Johnson
Chief Executive Officer
June 30, 2003

     This certification is made solely for the purpose of 18 U.S.C. Section 1350 subject to the knowledge standard contained therein, and not for any other purpose.